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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------


               DATE OF EARLIEST EVENT REPORTED: DECEMBER 21, 1998



                        EQUITY CORPORATION INTERNATIONAL
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      DELAWARE                          0-24728                  75-2521142
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
OF INCORPORATION)                                           IDENTIFICATION NO.)




                        415 SOUTH FIRST STREET, SUITE 210
                               LUFKIN, TEXAS 75901
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (409) 631-8700



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ITEM 5.  OTHER EVENTS

AMENDMENT TO STOCKHOLDER RIGHTS AGREEMENT

         The Company has amended its Stockholder Rights Agreement to include Service Corporation International, or its affiliates or associates, as Persons not considered Acquiring Persons. Additionally, no Person shall be deemed to be an Acquiring Person, and no Shares Acquisition Date, Distribution Date or
Section 11(a)(ii) Trigger Date shall be deemed to occur, by reason of the approval, execution and delivery of the Agreement and Plan of Merger dated as of August 6, 1998, as amended by the First Amendment to Agreement and Plan of Merger dated as of December 14, 1998, by and among the Company, SCI and SCI Delaware Funeral Services, Inc., a Delaware corporation and a wholly owned subsidiary of SCI, or the announcement or consummation of the transactions contemplated thereby.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS

         4.1 Third Amendment to Stockholder Rights Agreement, dated as of December 21, 1998, between the Company and American Stock Transfer & Trust Company, as Rights Agent.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                EQUITY CORPORATION INTERNATIONAL



                                By:       /s/ W. Cardon Gerner
                                   --------------------------------------------
                                      W. Cardon Gerner
                                      Senior Vice President and Chief Financial
                                      Officer
                                      (Principal Financial Officer
                                       and Duly Authorized Officer)


Date:  December 21, 1998


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                                  EXHIBIT INDEX
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Exhibit No.
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
   4.1 Third Amendment to Stockholder Rights Agreement, dated as of December 21, 1998, between the Company and American Stock Transfer & Trust Company, as Rights Agent.
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